Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-186616) of Fleetmatics Group PLC of our report dated March 29, 2013 relating to the financial statements, which appear in this Form 20-F.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2013

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